Basic and diluted net earnings per share	12 Months Ended
Dec. 31, 2021
Earnings Per Share, Basic and Diluted [Abstract]
Basic and diluted net earnings per share	Basic and diluted net earnings per share
Basic and diluted earnings per share have been calculated on the basis of net earnings attributable to the common shareholders of the Company and the weighted average number of common shares and bonus deferral restricted share units outstanding. Diluted net earnings per share is computed using the weighted-average number of common shares, additional shares issued subsequent to year-end under the dividend reinvestment plan, PSUs, RSUs and DSUs outstanding during the year and, if dilutive, potential incremental common shares related to the convertible debentures or resulting from the application of the treasury stock method to outstanding share options and Green Equity Units (note 9(c)).
The reconciliation of the net earnings and the weighted average shares used in the computation of basic and diluted earnings per share are as follows:

	2021	2020
Net earnings attributable to shareholders of AQN	$264,859	$782,463
Preferred shares, Series A dividend	4,942	4,611
Preferred shares, Series D dividend	4,061	3,790
Net earnings attributable to common shareholders of AQN – basic and diluted	$255,856	$774,062
Weighted average number of shares
Basic	622,347,677	559,633,275
Effect of dilutive securities	6,600,185	4,740,561
Diluted	628,947,862	564,373,836
The common shares potentially issuable for the year ended December 31, 2021, as a result of 437,006 share options (2020 - 479,836) are excluded from this calculation as they are anti-dilutive.